September 5, 2006

Dear Shareholder:

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We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (Tax-Free Intermediate Fund) on Wednesday, October 18, 2006. The purpose of the meeting is to vote on a proposed transaction involving your fund recommended by your fund`s Board of Directors. Under the transaction, you would become a shareholder of the T. Rowe Price Summit Municipal Intermediate Fund (Municipal Intermediate Fund). The value of your account in the Municipal Intermediate Fund will be the same as it was in the Tax-Free Intermediate Fund on the day of the transaction. The reasons we are recommending this transaction are briefly summarized below. The accompanying proxy statement contains detailed information on the transaction and comparisons of the funds. We ask you to read the enclosed information carefully and register your vote.
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The directors and management of the Tax-Free Intermediate Fund considered the following in making their recommendation:

The Municipal Intermediate Fund seeks the highest level of income exempt from federal income taxes. The investment programs of the two funds are very similar in terms of maturity (they are both intermediate bond funds), and there is considerable overlap in the positions held in both portfolios. Although the Municipal Intermediate Fund can invest somewhat more than the Tax-Free Intermediate Fund in below investment-grade bonds (10% vs. 5%), each fund seeks to achieve its investment objective in a manner consistent with moderate price fluctuation. (A comparative summary of the funds is set forth in detail in the accompanying proxy statement.)

The Municipal Intermediate Fund has a lower expense ratio than the Tax-Free Intermediate Fund (0.50% vs. 0.57%). The larger Municipal Intermediate Fund that would result from this transaction also should benefit from efficiencies in terms of investing, trading, and execution. In addition, while there is no guarantee it would continue, the performance of the Municipal Intermediate Fund has been consistently better than the Tax-Free Intermediate Fund.

Average Annual Total Returns
Periods ended June 30, 2006	1 year	3 years	5 years	10 years
Tax-Free Intermediate	0.40%	1.89%	3.87%	4.71%
Municipal Intermediate	0.51	2.25	4.13	5.00

The Municipal Intermediate Fund currently requires a minimum investment of $25,000 for new accounts. If your account is below $25,000, it will be "grandfathered" in to the Municipal Intermediate Fund, and this minimum will not apply to you when the funds are combined. (Any new account you open in the Municipal Intermediate Fund will be subject to the $25,000 minimum.)

Each fund limits its investments in bonds subject to the alternative minimum tax so that no more than 20% of the fund`s income will be derived from such bonds. (While there is no current intention to do so, the Directors of the Municipal Intermediate Fund could change this policy to invest an unlimited amount in such bonds.)

The transaction will not create any tax liabilities for you; the exchange of shares is tax-free. As a shareholder in the Tax-Free Intermediate Fund, you will carry over your cost basis and holding periods which will apply to shares you will hold in the Municipal Intermediate Fund.

The services you have selected for the Tax-Free Intermediate Fund would apply to your account in the Municipal Intermediate Fund, including the reinvestment or distribution of your monthly dividends.

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For all the reasons discussed, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction. If the proposal is approved on October 18, the transaction will take place shortly thereafter, and you will own shares of equal value in the Municipal Intermediate Fund.
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We realize it may be difficult for you to attend the meeting to vote your shares; however, we need your vote. You may vote by mail, telephone, or through the Internet, as explained on the enclosed card. By voting promptly, you help avoid the expense of additional mailings.

Your vote is extremely important. If you have any questions, please call us at 1-800-541-5910.

Sincerely,

Edward C. Bernard
Chairman of the Board

T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.

Notice of Special Meeting of Shareholders

T. Rowe Price Funds

100 East Pratt Street

Baltimore, Maryland 21202

Patricia B. Lippert

Secretary

September 5, 2006

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A special meeting of shareholders of the T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (Tax-Free Intermediate Fund), will be held on Wednesday, October 18, 2006, at 8 a.m., eastern time, in the office of the fund, 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be considered and acted upon at that time:
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To consider and act upon a proposal to approve or disapprove an Agreement and Plan of Reorganization (Plan) for the fund. The Plan provides for the transfer of substantially all of the assets of the Tax-Free Intermediate Fund to the T. Rowe Price Summit Municipal Intermediate Fund (Municipal Intermediate Fund), in exchange for shares of the Municipal Intermediate Fund, and the distribution of the Municipal Intermediate Fund shares to the shareholders of the Tax-Free Intermediate Fund in liquidation of the Tax-Free Intermediate Fund; and
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Transacting such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on August 21, 2006, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Board of Directors of the fund recommends that you vote in favor of this proposal.

PATRICIA B. LIPPERT

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YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods: 1. Vote by Internet.* Read the proxy statement. Go to the proxy voting link found on your proxy card. Enter the control number found on your proxy card. Follow the instructions using your proxy card as a guide.2. Vote by telephone.* Read the proxy statement. Call the toll-free number found on your proxy card. Enter the control number found on your proxy card. Follow the recorded instructions using your proxy card as a guide.3. Vote by mail. Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.*If you vote by telephone or access the Internet voting site, your vote must be received no later than 12 midnight, eastern time, on October 18, 2006.Your prompt response will help assure a quorum at the meeting and avoid the additional expense of further solicitation.

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Acquisition of the Assets of the
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T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

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By and In Exchange for Shares of the
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T. ROWE PRICE SUMMIT MUNICIPAL INTERMEDIATE FUND

(a series of the T. Rowe Price Summit Municipal Funds, Inc.)

Special Meeting of Shareholders — October 18, 2006

COMBINED PROXY STATEMENT AND PROSPECTUS

This Statement was first mailed to shareholders on or about September 5, 2006.

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This Combined Proxy Statement and Prospectus (Statement) is furnished in connection with the solicitation of proxies by the Board of Directors (Board) of the T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (Tax-Free Intermediate Fund), for use at a special meeting of shareholders of the Tax-Free Intermediate Fund to be held on Wednesday, October 18, 2006. At the meeting, shareholders of the Tax-Free Intermediate Fund will be asked to separately approve or disapprove an Agreement and Plan of Reorganization dated August 22, 2006 (Plan). A copy of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll-free at 1800541-5910.
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If the recommendation of the Board is approved, you will become a shareholder in the T. Rowe Price Summit Municipal Intermediate Fund and the balance in your account will be the same as it was in your current fund.
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The proposed Plan provides for the transfer of substantially all of the assets of the Tax-Free Intermediate Fund to the T. Rowe Price Summit Municipal Intermediate Fund (Municipal Intermediate Fund), a series of the T. Rowe Price Summit Municipal Funds, Inc. (Summit Municipal Inc.), in exchange for shares of the Municipal Intermediate Fund. Following the transfer, the Municipal Intermediate Fund shares received in the exchange will be distributed to shareholders of the Tax-Free Intermediate Fund in complete liquidation of the fund. Shareholders of the Tax-Free Intermediate Fund will receive Municipal Intermediate Fund shares having an aggregate net asset value equal to the aggregate net asset value of their Tax-Free Intermediate Fund shares on the business day immediately preceding the closing date of the reorganization.
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The investment objective, policies, and restrictions of the Municipal Intermediate Fund and Tax-Free Intermediate Fund are similar, but differ in certain respects. See Table 2 and "Comparison of Investment Objectives, Policies, and Restrictions."

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This Statement sets forth concisely the information you should know about the Municipal Intermediate Fund and the Plan before voting on the Plan and the contemplated transaction. Please read this Statement and keep it for future reference. Further information about the fund is contained in its prospectus dated March 1, 2006, and shareholder report dated April 30, 2006. The prospectus accompanies this Statement and is incorporated by reference herein (legally considered to be a part of this Statement). Copies of the prospectus and report are also available at no cost by calling 1-800-541-5910; by writing to T. Rowe Price, 10090 Red Run Boulevard, Owings Mills, Maryland 21117; or by visiting our Web site at troweprice.com.
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Additional information about the proposed transaction is contained in a Statement of Additional Information dated September 5, 2006, relating to this Statement, including pro forma financial statements giving effect to the consummation of the reorganization of the Tax-Free Intermediate Fund into the Municipal Intermediate Fund. The Statement of Additional Information is available, without charge, upon request by calling the phone number or writing to the address listed above. The Statement of Additional Information is incorporated by reference into this Statement.
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A current prospectus, Statement of Additional Information, and shareholder reports for the Tax-Free Intermediate Fund are available without charge by phone, mail, or on our Web site as indicated above.

All of the above-referenced documents are also on file with the Securities and Exchange Commission and available on its Web site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Summary8

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Reasons for the Reorganization13
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Information About the Reorganization15

Financial Statements20

Comparison of Investment Objectives, Policies, and Restrictions22

Additional Information About the Funds27

Further Information About Voting and the Special Meeting27

General Information About the Funds30

Transfer Agent and Custodian30

Legal Matters30

Exhibit A — Agreement and Plan of Reorganization31

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Tax-Free Intermediate Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, which is included as Exhibit A to this Statement.

What are shareholders being asked to vote on?

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At a meeting held on July 19, 2006, the Board of the Tax-Free Intermediate Fund, including a majority of the independent directors, approved submitting the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of the Tax-Free Intermediate Fund to the Municipal Intermediate Fund in exchange for shares of the Municipal Intermediate Fund. Following the transfer, the Municipal Intermediate Fund shares received in the exchange will be distributed to shareholders of the Tax-Free Intermediate Fund in complete liquidation of the Tax-Free Intermediate Fund. As a result of the proposed transaction, (1) you will cease being a shareholder of the Tax-Free Intermediate Fund; (2) instead you will become an owner of shares of the Municipal Intermediate Fund; and (3) the value of your account in the Municipal Intermediate Fund will equal the value of your account in the Tax-Free Intermediate Fund as of the business day immediately preceding the closing date of the reorganization.
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What vote is required to approve the Plan?

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Approval of the Plan for the Tax-Free Intermediate Fund requires an affirmative vote of the lesser of (a) 67% of the fund`s shares present at the meeting in person or by proxy or (b) a majority of the fund`s outstanding shares. The Board recommends that shareholders of the fund vote FOR the proposal.
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Will there be any tax consequences to the Tax-Free Intermediate Fund or its shareholders?

The reorganization is designed to have no adverse tax consequences to shareholders of the Tax-Free Intermediate Fund or its shareholders.

In the opinion of counsel to the fund, for federal income tax purposes:

no gain or loss will be recognized by the Tax-Free Intermediate Fund or its shareholders as a result of the reorganization,

the holding period and adjusted basis of the Municipal Intermediate Fund shares received by a shareholder will be the same as the holding period and adjusted basis of the shareholder`s shares of the Tax-Free Intermediate Fund, and the holding period and adjusted basis of each asset of the Tax-Free Intermediate Fund in the hands of the Municipal Intermediate Fund will be the same as the holding period and adjusted basis of each asset in the hands of the Tax-Free Intermediate Fund immediately prior to the reorganization. See "Information About the Reorganization — Tax Considerations."

What are the investment objectives and policies of Tax-Free Intermediate Fund and the Municipal Intermediate Fund?

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The Tax-Free Intermediate Fund seeks a high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in municipal securities. The Municipal Intermediate Fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation. The investment policies and restrictions of the Tax-Free Intermediate Fund and the Municipal Intermediate Fund are similar in many respects, although there are differences that fund shareholders should consider. See Table 2 and "Comparison of Investment Objectives, Policies, and Restrictions."
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What are the management arrangements?

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The Tax-Free Intermediate Fund and the Municipal Intermediate Fund are advised and managed by T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling firm founded by Mr. Thomas Rowe Price, Jr., in 1937. As of June 30, 2006, T. Rowe Price and its affiliates managed $293.7 billion for more than ten million individual and institutional shareholders in our mutual funds and other accounts.
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All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price  — specifically by each fund`s portfolio manager. T. Rowe Price has established an Investment Advisory Committee with respect to each fund, whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund`s investment program. The chairman of the committee for both funds is Charles B. Hill. Mr. Hill has been chairman of the committees since 1996 (Municipal Intermediate Fund) and 1997 (Tax-Free Intermediate Fund). He joined T. Rowe Price in 1991 and has been managing investments since 1986.
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Fees and Expenses

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Set forth below are the fees and expenses of the funds based on their most recent fiscal year average net assets and pro forma fees and expenses, assuming the transaction takes place as scheduled.
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Table 1  Fees and Expenses of the Funds
Fund	Annual fund operating expense (expenses that are deducted from fund assets)
	Management fee	Other expenses	Total annual fund operating expenses

Tax-Free Intermediate	0.36%	0.21%	0.57%
Municipal Intermediate	0.50a	—	0.50a
Pro Forma Combined
Municipal Intermediate/Tax-Free Intermediate	0.50	—	0.50
Municipal Intermediate/Florida Intermediate/Tax-Free Intermediate	0.50b	—	0.50b

aThe Municipal Intermediate Fund has an annual "all-inclusive" fee that includes investment management and ordinary, recurring operating expenses (other than fees and expenses for the fund`s independent directors).

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bAn identical Agreement and Plan of Reorganization (Second Plan), which provides for the transfer of substantially all the assets of the Florida Intermediate Tax-Free Fund (Florida Intermediate Fund) to the Municipal Intermediate Fund in exchange for shares of the Municipal Intermediate Fund, has been submitted for approval to the shareholders of the Florida Intermediate Fund. Accordingly, the pro forma fees and expenses in the table reflect: (1) approval of only the proposed transaction for your fund, as well as; (2) approval of both the proposed transaction for your fund and the Second Plan.
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Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:
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Fund	1 year	3 years	5 years	10 years
Tax-Free Intermediate	$58	$183	$318	$714
Municipal Intermediate	51	160	280	628
Pro Forma Combined
Municipal Intermediate/Tax-Free Intermediate	51	160	280	628
Municipal Intermediate/Florida Intermediate/Tax-Free Intermediate	51	160	280	628

The investment management fee paid by the Tax-Free Intermediate Fund to T. Rowe Price includes a group fee and an individual fund fee. The Municipal Intermediate Fund has an annual "all-inclusive" fee that includes investment management and ordinary, recurring operating expenses (other than fees and expenses for the fund`s independent directors).

For the year ended February 28, 2006, the combined group fee and individual fund fee rate for the Tax-Free Intermediate Fund was 0.36%. The fund calculates and accrues the fee daily. The Municipal Intermediate Fund`s fee for the fiscal year ended October 31, 2005, was 0.50%.

Risk Factors

What are the main risks of investing in these funds and how do they differ?

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The risks are similar among the funds. Although there are some differences, the primary difference in risk is that the Municipal Intermediate Fund can invest up to 10% of its assets in below investment-grade bonds while the Tax-Free Intermediate Fund is limited to 5%. The Tax-Free Intermediate Fund and Municipal Intermediate Fund are both "intermediate" funds that have a weighted average effective maturity that is expected to vary between five and 10 years. Both funds seek to achieve their investment objectives in a manner that is consistent with moderate price fluctuation.
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Any of the following could cause a decline in the price or income of either fund.

Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

Because both funds are intermediate bond funds, interest rate risk is generally the same.

Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. Investment-grade (AAA through BBB) securities generally have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. Finally, adverse developments in a particular state could result in price declines for a fund with significant investments in that state.

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As noted, credit risk is higher for the Municipal Intermediate Fund because of its ability to invest in any level of investment-grade bonds and invest 10% of its assets in below investment-grade bonds.
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Political risk  This risk is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Other risks  Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

Derivatives risk  To the extent a fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee a fund will achieve its objective.

Each fund`s share price may decline; so when shareholders sell their shares, they may lose money.

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There are additional differences in the investment programs of the funds which shareholders should consider. See "Comparison of Investment Objectives, Policies, and Restrictions."
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What are the procedures for purchasing, redeeming, exchanging, and pricing shares?

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The procedures for purchasing, redeeming, exchanging, and pricing shares of the two funds are identical with one exception. The Municipal Intermediate Fund requires a minimum initial investment of $25,000 and a minimum subsequent investment generally of $1,000. The Tax-Free Intermediate Fund requires a minimum initial investment of $2,500 and a minimum subsequent investment generally of $100. However, as a shareholder in the Tax-Free Intermediate Fund, your existing account will not be subject to the minimum initial or subsequent investment minimums of the Municipal Intermediate Fund.
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Redemption and exchange rights of the funds are identical. Shares of the funds may be redeemed at their respective net asset values; however, if, in any 90-day period, a shareholder redeems (sells) more than $250,000, or the sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

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The funds` procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open.
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What are the funds` policies on dividends and distributions?

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The funds` policies on dividends and distributions are identical. Each fund has a policy of distributing all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared daily and paid monthly. Distributions from net capital gains, if any, are usually declared and paid in December. Dividends and capital gain distributions are reinvested in additional shares unless the shareholder selects another option on the New Account Form.
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The reorganization is designed to have no adverse tax consequences to the funds or their shareholders. Of course, fund shareholders who sell their shares may have a capital gain or loss. And, capital gain distributions from the funds are also taxable. The funds follow the same policies on reporting tax information to their shareholders and the IRS.

Table 2  Comparison of Investment Objectives, Policies, and Restrictions
	Tax-Free Intermediate	Municipal Intermediate
Objective	High level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in municipal securities	Highest level of income exempt from federal income taxes consistent with moderate price fluctuation
Principal Investment Strategy	Invests at least 95% of assets in municipals rated BBB- or better Weighted average effective maturity normally between five - 10 years	Invests at least 90% of assets in investment-grade municipals rated BBB- or better Weighted average effective maturity normally between five - 10 years
AMT/High Yield	Maximum 20% in AMT bonds Maximum 5% high yield	Maximum 20% in AMT bonds (operating policy) Maximum 10% high yield
Minimum Investment	$2,500	$25,000
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REASONS FOR THE REORGANIZATION

Reasons for the Reorganization and Liquidation

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The Boards of Directors (Boards) of the Tax-Free Intermediate Fund and Summit Municipal Inc., including a majority of the independent directors, have determined that the proposed transaction is in the best interests of the shareholders of the Tax-Free Intermediate Fund and the Municipal Intermediate Fund and that the interests of shareholders of the Tax-Free Intermediate Fund and the Municipal Intermediate Fund will not be diluted as a result of the proposed transaction.
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In considering whether to recommend the approval of the transaction, the Boards reviewed the following matters and concluded that the transaction is in the best interests of the funds for the reasons indicated.

The Municipal Intermediate Fund seeks the highest level of income exempt from federal income taxes. The investment programs of the two funds are very similar in terms of maturity (they are both intermediate bond funds), and there is considerable overlap in the positions held in both portfolios. Although the Municipal Intermediate Fund can invest somewhat more than the Tax-Free Intermediate Fund in below investment-grade bonds (10% vs. 5%), each fund seeks to achieve its investment objective in a manner consistent with moderate price fluctuation.

The Municipal Intermediate Fund has a lower expense ratio than the Tax-Free Intermediate Fund (0.50% vs. 0.57%). The larger Municipal Intermediate Fund that would result from this transaction also should benefit from efficiencies in terms of investing, trading, and execution. In addition, while there is no guarantee it would continue, the performance of the Municipal Intermediate Fund has been consistently better than the Tax-Free Intermediate Fund.

Average Annual Total Returns
Periods ended June 30, 2006	1 year	3 years	5 years	10 years
Tax-Free Intermediate	0.40%	1.89%	3.87%	4.71%
Municipal Intermediate	0.51	2.25	4.13	5.00

The Municipal Intermediate Fund currently requires a minimum investment of $25,000 for new accounts. If your account is below $25,000, it will be "grandfathered" in to the Municipal Intermediate Fund, and this minimum will not apply to you when the funds are combined. (Any new account you open in the Municipal Intermediate Fund will be subject to the $25,000 minimum.)

Each fund limits its investments in bonds subject to the alternative minimum tax so that no more than 20% of the fund`s income will be derived from such bonds. (While there is no current intention to do so, the Directors of the Municipal Intermediate Fund could change this policy to invest an unlimited amount in such bonds.)

The transaction will not create any tax liabilities for you; the exchange of shares is tax-free. As a shareholder in the Tax-Free Intermediate Fund, you will carry over your cost basis and holding periods which will apply to shares you will hold in the Municipal Intermediate Fund.

For all the reasons discussed, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction.

The assets of the Tax-Free Intermediate Fund will be transferred to the Municipal Intermediate Fund at their fair market value on the valuation date of the transaction. Shares of the Municipal Intermediate Fund equal in value to the assets will be received in exchange.

Expenses of the transaction (other than fees of fund counsel, brokerage, taxes, and extraordinary items) will be borne by T. Rowe Price. Therefore, shareholders of the Tax-Free Intermediate Fund will not be diluted as a result of the transaction.

If the Plan is not approved by the Tax-Free Intermediate Fund shareholders, its Board may consider other appropriate action, such as the liquidation of the Tax-Free Intermediate Fund or a merger or other business combination with an investment company other than the Municipal Intermediate Fund. Such other actions may require shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

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If the shareholders of the Tax-Free Intermediate Fund approve the Plan, the reorganization of the Tax-Free Intermediate Fund will be consummated on or about November 13, 2006, or such other date as is agreed to by the Tax-Free Intermediate Fund and the Municipal Intermediate Fund (Closing Date). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before January 31, 2007. See "Conditions to Closing."
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On the Closing Date, the Tax-Free Intermediate Fund will transfer substantially all of its assets to the Municipal Intermediate Fund in exchange for shares of the Municipal Intermediate Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (Valuation Date). The Municipal Intermediate Fund will not assume or otherwise be responsible for any liabilities of the Tax-Free Intermediate Fund. The number of the Municipal Intermediate Fund`s shares issued in the exchange will be determined by dividing the aggregate value of the assets of the Tax-Free Intermediate Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Municipal Intermediate Fund, subject to review and approval by the Tax-Free Intermediate Fund) by the net asset value per share of the Municipal Intermediate Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Tax-Free Intermediate Fund and the Municipal Intermediate Fund, if the Valuation Date had been June 30, 2006, shareholders of the Tax-Free Intermediate Fund would have received 0.987 shares of the Municipal Intermediate Fund for each of its fund shares held.
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As soon as practicable after the Closing Date, the Tax-Free Intermediate Fund will distribute, in liquidation of the Tax-Free Intermediate Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Municipal Intermediate Fund received in the exchange. The Tax-Free Intermediate Fund will accomplish this distribution by transferring the Municipal Intermediate Fund shares then credited to the account of the Tax-Free Intermediate Fund on the books of the Municipal Intermediate Fund to open accounts on the share records of the Municipal Intermediate Fund in the names of the Tax-Free Intermediate Fund`s shareholders, and representing the respective pro-rata number of the Municipal Intermediate Fund`s shares due such shareholders. All issued and outstanding shares of the Tax-Free Intermediate Fund will then be simultaneously canceled.
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The Tax-Free Intermediate Fund was closed to investments in new accounts at 4 p.m. ET on July 31, 2006, and will be closed to existing accounts by September 5, 2006.
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The stock transfer books of the Tax-Free Intermediate Fund will be permanently closed as of the close of business on the Valuation Date. The Tax-Free Intermediate Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Municipal Intermediate Fund shares to be distributed to fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Tax-Free Intermediate Fund to transfer its assets to the Municipal Intermediate Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Municipal Intermediate Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Municipal Intermediate Fund, receipt of an opinion of counsel to the Municipal Intermediate Fund, and approval of the Plan by the shareholders of the Tax-Free Intermediate Fund as described above. The obligation of the Municipal Intermediate Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by Tax-Free Intermediate Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Tax-Free Intermediate Fund, and receipt of an opinion of counsel to the Tax-Free Intermediate Fund.

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The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of the Tax-Free Intermediate Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of the Tax-Free Intermediate Fund that would detrimentally affect the value of the Municipal Intermediate Fund`s shares to be distributed.
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Expenses of Reorganization

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T. Rowe Price is responsible for the payment of all expenses the funds incur in connection with the reorganization (other than fees of fund counsel, taxes, interest, brokerage, or extraordinary items).
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Tax Considerations

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The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Code), with no gain or loss recognized as a consequence of the reorganization by the Municipal Intermediate Fund and Tax-Free Intermediate Fund or their shareholders.
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The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both funds, to the effect that, on the basis of certain representations of fact by officers of the Tax-Free Intermediate Fund and the Municipal Intermediate Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

No gain or loss will be recognized by the Municipal Intermediate Fund or the Tax-Free Intermediate Fund or their shareholders.

The Municipal Intermediate Fund will assume the basis and holding period of the Tax-Free Intermediate Fund`s assets.

Tax-Free Intermediate Fund shareholders will carry over the cost basis and holding period of their Tax-Free Intermediate Fund shares to their new Municipal Intermediate Fund shares.

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Tax-Free Intermediate Fund are transferred and that the Municipal Intermediate Fund will maintain the historical business of the Tax-Free Intermediate Fund (as defined by the IRS). The proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Tax-Free Intermediate Fund are:

Certain assets held by the Tax-Free Intermediate Fund will likely be sold prior to the transaction and not acquired by the Municipal Intermediate Fund. It is possible that any such sales will result in a taxable distribution to shareholders of the Tax-Free Intermediate Fund. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Tax-Free Intermediate Fund will be influenced by a variety of factors and can not be determined at this time.

Since the cost basis of the Tax-Free Intermediate Fund`s assets which are transferred will remain the same, gains or losses on their subsequent sale by the Municipal Intermediate Fund will be shared with the shareholders of the Municipal Intermediate Fund. The potential shifting of tax consequences related to this has been estimated by T. Rowe Price and is expected to be minor.

It is anticipated that at the date of the reorganization, both the Tax-Free Intermediate Fund and the Municipal Intermediate Fund may have tax basis net capital losses available to offset future tax basis net capital gains. Applicable provisions of the Code may limit the ability of the Municipal Intermediate Fund to use such losses to offset future gains, or may extend the period during which such offset would otherwise have occurred.

Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (IRS) or on any court. The funds do not expect to obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of the Tax-Free Intermediate Fund, followed by the taxable liquidation of the Tax-Free Intermediate Fund.

Description of Municipal Intermediate Fund Shares

Full and fractional shares of the Municipal Intermediate Fund will be issued to shareholders of the Tax-Free Intermediate Fund in accordance with the procedures under the Plan as described above. Each Municipal Intermediate Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of the Municipal Intermediate Fund`s shares by former shareholders of the Tax-Free Intermediate Fund will be recorded electronically and the Municipal Intermediate Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. After the reorganization, former shareholders of the Tax-Free Intermediate Fund who were eligible to participate in the dividend reinvestment program, the automatic withdrawal plan, or the automatic investment plan will automatically become participants in the corresponding programs offered in respect of the Municipal Intermediate Fund.

The voting rights of the Tax-Free Intermediate Fund and the Municipal Intermediate Fund are the same. As shareholders of the Municipal Intermediate Fund, former shareholders of the Tax-Free Intermediate Fund will have the same voting rights with respect to the Municipal Intermediate Fund as they currently have with respect to the Tax-Free Intermediate Fund. The Municipal Intermediate Fund does not routinely hold special meetings of shareholders.

Capitalization

The following table shows the unaudited capitalization of the Tax-Free Intermediate Fund and the Municipal Intermediate Fund as of June 30, 2006, and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Tax-Free Intermediate Fund and the Municipal Intermediate Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Assets (000`s)	Net Asset Value Per Share	Shares Outstanding (000`s)

Tax-Free Intermediate	$184,116	$10.92	16,866
Municipal Intermediate	249,230	10.70	23,296
Pro Forma Combined
Municipal Intermediate/Tax-Free Intermediate	433,346	10.70	40,504
Municipal Intermediate/Florida Intermediate/Tax-Free Intermediate	541,484	10.70	50,610

Note:  An identical Agreement and Plan of Reorganization (Second Plan), which provides for the transfer of substantially all the assets of the Florida Intermediate Fund to the Municipal Intermediate Fund in exchange for shares of the Municipal Intermediate Fund has been submitted for approval to the shareholders of the Florida Intermediate Fund. Because approval of the Second Plan would affect the capitalization of the Municipal Intermediate Fund, the table reflects: (1) approval of only the proposed transaction for your fund, as well as; (2) approval of both the proposed transaction for your fund and the Second Plan.

Other Matters

To the extent permitted by law, the Boards of the funds without shareholder approval may amend the Plan or may waive any default by the Tax-Free Intermediate Fund or the Municipal Intermediate Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Tax-Free Intermediate Fund or the Municipal Intermediate Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Tax-Free Intermediate Fund by action of the Boards of the funds. The Boards of the funds may, at their election, terminate the Plan in the event that the reorganization has not closed on or before January 31, 2007.

FINANCIAL STATEMENTS

The financial statements in the annual reports were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP. Financial highlights information for the funds are shown below. This information is contained in the July 1, 2006, prospectus for the Tax-Free Intermediate Fund and the October 31, 2005, annual report and the April 30, 2006, semiannual report for the Municipal Intermediate Fund.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which shareholders may wish to address to them.

Table 3  Financial Highlights
	Year ended February 28
Tax-Free Intermediate	2002	2003	2004a	2005b	2006b

Net asset value, beginning of period	$11.00	$11.20	$11.47	$11.58	$11.26
Income From Investment Operations
Net investment income	0.48	0.45	0.42	0.39	0.40
Net gains or losses on securities (both realized and unrealized)	0.20	0.29	0.14	(0.30)	(0.12)
Total from investment operations	0.68	0.74	0.56	0.09	0.28
Less Distributions
Dividends (from net investment income)	(0.48)	(0.45)	(0.42)	(0.39)	(0.41)
Distributions (fromcapital gains)	—	(0.02)	(0.03)	(0.02)	(0.01)
Total distributions	(0.48)	(0.47)	(0.45)	(0.41)	(0.42)
Net asset value,end of period	$11.20	$11.47	$11.58	$11.26	$11.12
Total return	6.30%	6.80%	5.00%	0.87%	2.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,869	$168,418	$169,550	$180,601	$195,510
Ratio of expenses to average net assets	0.60%	0.56%	0.56%	0.56%	0.57%
Ratio of net income to average net assets	4.32%	4.01%	3.69%	3.49%	3.63%
Portfolio turnover rate	19.7%	20.7%	30.0%	23.8%	20.3%

aYear ended February 29.

b Per share amounts calculated using average shares outstanding method.

Table 4  Financial Highlights
	Year ended October 31
Municipal Intermediate	2001	2002	2003	2004	2005a	6 months ended 4/30/06a

Net asset value,beginning of period	$10.30	$10.78	$10.90	$10.96	$11.05	$10.81
Income From Investment Operations
Net investment income	0.48	0.46	0.44	0.38	0.38	0.20
Net gains or losses on securities (both realized and unrealized)	0.48	0.12	0.06	0.09	(0.24)	(0.05)
Total from investment operations	0.96	0.58	0.50	0.47	0.14	0.15
Less Distributions
Dividends (from net investment income)	(0.48)	(0.46)	(0.44)	(0.38)	(0.38)	(0.20)
Distributions (fromcapital gains)	—	—	—	—	—	—
Returns of capital	—	—	—	—	—	—
Total distributions	(0.48)	(0.46)	(0.44)	(0.38)	(0.38)	(0.20)
Net asset value,end of period	$10.78	$10.90	$10.96	$11.05	$10.81	$10.76
Total return	9.48%	5.53%	4.65%	4.35%	1.30%	1.37%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$93,226	$110,790	$115,405	$161,052	$219,320	$243,489
Ratio of expenses toaverage net assets	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%b
Ratio of net income toaverage net assets	4.51%	4.27%	3.98%	3.45%	3.48%	3.68%b
Portfolio turnover rate	20.3%	18.5%	29.8%	26.5%	22.3%	17.6%b

aPer share amounts calculated using average shares outstanding method.

bAnnualized.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES,
AND RESTRICTIONS

The investment objectives, policies, and restrictions of the funds are described in greater detail in their prospectuses.

Investment Objectives and Policies

In seeking to achieve their respective investment objectives, the funds are guided by similar but different investment policies and restrictions which should be considered by the shareholders of the Tax-Free Intermediate Fund. Unless otherwise specified, the investment policies and restrictions of the Municipal Intermediate Fund and the Tax-Free Intermediate Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% of a fund`s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund`s outstanding shares.

Tax-Free Intermediate Fund. The Tax-Free Intermediate Fund seeks to provide a high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in municipal securities.

The fund expects to invest substantially all of its assets (normally, at least 80% of its net assets) in tax-exempt bonds with short-, intermediate-, and long-term maturities. There are no maturity limitations on individual securities, but the fund`s weighted average maturity will normally range between five and 10 years. Most investments are in investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB, or equivalent) as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may invest up to 5% of total assets in below investment-grade securities, including those with the lowest rating.

Investment decisions reflect the manager`s outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if the fund expects rates to fall, it may buy longer-term securities to provide higher yield and greater appreciation potential. Conversely, shorter-term maturities may be favored if rates are expected to rise. And if the fund`s economic outlook is positive, it may invest in lower-rated securities with higher yields. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or credit quality or to shift assets into higher-yielding securities.

While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

Municipal Intermediate Fund. The Municipal Intermediate Fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

The fund will invest primarily in investment-grade, tax-exempt securities. There are no maturity limitations on individual securities, but the fund`s weighted average effective maturity will normally range between five and 10 years. Targeting effective maturity gives the fund manager additional flexibility. At least 90% of the fund`s portfolio will consist of investment-grade, tax-exempt securities rated in the four highest credit categories (AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. To enhance income, the fund may invest up to 10% of the fund`s total assets in below investment-grade bonds, known as "junk" bonds in the taxable market, including those with the lowest ratings.

Within this broad structure, investment decisions reflect the manager`s outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if the fund expects rates to fall, the manager may buy longer-term securities to provide higher yield and appreciation potential. And if, for instance, the fund`s economic outlook is positive, the manager may take advantage of the 10% "basket" for noninvestment-grade bonds.

While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality, or to shift assets into higher-yielding securities.

What are the funds` investment restrictions?

The investment restrictions of the funds are substantially the same except as follows:

The Municipal Intermediate Fund and the Tax-Free Intermediate Fund are diversified investment companies and as such have a fundamental policy that each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by each fund.

The Tax-Free Intermediate Fund has a fundamental policy that, under normal market conditions, it will not purchase a security if, as a result, less than 80% of fund income would be exempt from federal income taxes. Only up to 20% of fund income could be derived from securities subject to the AMT.

The Municipal Intermediate Fund has the same fundamental policy except that it can invest without limit in bonds subject to the AMT. As noted, the Municipal Intermediate Fund has adopted an operating policy to limit income from bonds subject to the AMT to no more than 20% of its total income. The operating policy is subject to change by the fund`s Board of Directors without shareholder vote.

How has each fund performed?

The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

The Tax-Free Intermediate Fund`s total return for the six months ended 6/30/06 was 0.08%.	The Summit Municipal Intermediate Fund`s total return for the six months ended 6/30/06 was 0.18%.

Table 5  Average Annual Total Returns  (Continued)
	Periods ended December 31, 2005
	1 year	5 years	10 years
Tax-Free Intermediate Fund
Returns before taxes	2.01%	4.47%	4.68%
Returns after taxes on distributions	1.99	4.44	4.64
Returns after taxes on distributions and sale of fund shares	2.59	4.40	4.61
Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index	2.19	5.00	5.28
Lipper Intermediate Municipal Debt Funds Average	1.62	4.32	4.57
Municipal Intermediate Fund
Returns before taxes	2.25	4.79	5.01
Returns after taxes on distributions	2.25	4.79	4.99
Returns after taxes on distributions and sale of fund shares	2.71	4.69	4.92
Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index	2.19	5.00	5.28
Lipper Intermediate Municipal Debt Funds Average	1.62	4.32	4.57

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index is a subindex of the Lehman Brothers Municipal Bond Index. It is a rules-based, market-value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FURTHER INFORMATION ABOUT VOTING
AND THE SPECIAL MEETING

Who is asking for my vote?

For the reasons set forth under "Reasons for the Reorganization," the Boards of the funds have asked that you vote on the matters listed in the notice of special meeting of shareholders. The votes will be formally counted at the special meeting on Wednesday, October 18, 2006, and if the special meeting is adjourned, at any later meeting. You may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on August 21, 2006 (record date), are notified of the meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of August 21, 2006. The notice of special meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 5, 2006. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact us at
1-800-541-5910. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, call us at 1-800-541-5910.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a meeting for the fund, a majority of the fund`s shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the corporation`s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR ALL proposals.

Abstentions and "broker nonvotes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund`s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares held in IRA accounts, the Custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the special meeting?

The management of the funds knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Are the funds required to hold annual meetings?

Under Maryland law, the fund is not required to hold an annual meeting. The Board of the fund has determined that the fund will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meeting, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act unless the Board determines otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by the fund`s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the Funds, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202, within a reasonable time before the fund begins to print and mail its proxy materials.

How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Management Information Services Corp., who the fund has retained to tabulate the votes. In addition, the fund has arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders` identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

How can proxies be solicited, and who pays for the costs involved?

Directors, officers, or employees of the fund, or T. Rowe Price may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders` instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the fund has retained the services of Georgeson Inc. to assist them in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. The cost of preparing, assembling, mailing, and transmitting proxy materials and of soliciting proxies on behalf of the Board (including the fees and expenses of Georgeson Inc.) will be borne by T. Rowe Price. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

GENERAL INFORMATION ABOUT THE FUNDS

Who are the principal holders of each fund`s shares?

Table 6 sets forth the persons, if any, owning more than 5% of each fund`s outstanding common stock as of July 31, 2006.

Table 6  Record/Beneficial Ownership of the Funds` Shares (Continued)
Fund	Shareholder	# of Shares	%
Municipal Intermediate	Charles Schwab & Co., Inc. Reinvest Account Attn.: Mutual Fund Department 101 Montgomery Street San Francisco, California 94104 Prudential Investment Management Services FBO Mutual Funds Clients Attn.: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue South Iselin, New Jersey 08830	2,592,778 7,434,662	11.03 31.64

As of July 31, 2006, the executive officers and directors of the Municipal Intermediate Fund, as a group, beneficially owned, directly or indirectly, 196,652 shares, representing less than 1% of its outstanding stock.

TRANSFER AGENT AND CUSTODIAN

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Municipal Intermediate Fund are being passed upon by Willkie Farr & Gallagher LLP, 1875 K Street, NW, Washington, D.C. 20006.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (Agreement) is made this 22nd day of August 2006, by and between T. Rowe Price Summit Municipal Funds, Inc., on behalf of its separately designated series, the T. Rowe Price Summit Municipal Intermediate Fund, a corporation organized and existing under the laws of Maryland (the Acquiring Fund), and separately (i) the T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (the Acquired Fund). All references in this agreement to the Acquired Fund are, as applicable, to the Tax-Free Intermediate Bond Fund, as if this Agreement were executed solely by such fund and the Acquiring Fund.

W I T N E S S E T H:

The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value $.0001 per share, of the Acquiring Fund (the Acquiring Fund Shares) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a "plan of reorganization" and "liquidation" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code).

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.Assets to be Transferred

A.Reorganization. Prior to the close of regular trading on the New York Stock Exchange (the Exchange) on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund`s U.S. assets (the Custodian), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (the Foreign Custodian), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the "Valuation Date" (hereinafter defined).

B.Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund`s current prospectus and statement of additional information under the Securities Act of 1933 (the 1933 Act) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund`s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C.Excludable Assets. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts, and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest, and tax refunds). For purposes of this paragraph l.C., "reasonable cause" includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts, or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business; (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date; and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement (other than costs and expenses to be paid for by T. Rowe Price).

2.Definitions

A.Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the Closing) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 10 a.m., eastern time, on November 13, 2006, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

B.Valuation Date. The business day next preceding the Closing Date shall be the "Valuation Date." The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C.Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (the Delivery Date), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3.Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers` confirmation slips.

4.Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes, and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund; and the Acquired Fund shall no longer be listed on Form N-SAR. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund`s transfer agent (the Acquired Fund Record Holders) be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the

Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5.Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund`s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund`s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historical business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (the Securities List), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund`s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6.Liabilities and Expenses. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund`s expenses in connection with the carrying-out of this Agreement.

7.Legal Opinions.

A.Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B.Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8.Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A.that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of February 28, 2006, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B.that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on August 31, 2006. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

C.that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund`s ability to consummate the transactions contemplated hereby;

D.that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 19, 2006, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland, Massachusetts, and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

E.that from the date of this Agreement through the Closing Date, there shall not have been:

(1)any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2)any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3)issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4)any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5)any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6)any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F.that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G.that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H.that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I.that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be "restricted securities" under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (the Commission) thereunder;

J.that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (the 1934 Act) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K.that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L.that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

M.that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management company, and subclassified as an open-end company.

9.Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A.that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of October 31, 2005, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B.that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund`s ability to consummate the transactions contemplated hereby;

C.that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 19, 2006, and that approval by the Acquiring Fund`s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

D.that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B. above;

E.Paragraph intentionally left blank.

F.that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management company, and subclassified as an open-end diversified company;

G.that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

H.that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

I.that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund`s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

J.that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

K.that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

L.that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

M.the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10.Certain Conditions.

Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A.Registration Statement and Proxy Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the "Registration Statement." The Acquired Fund will file preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the "Proxy Statement/Prospectus." The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

B.Shareholder Vote. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

C.Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

D.Appropriate Articles. The Acquired Fund shall
execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

E.Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

F.State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

G.Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

H.Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11.Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

If to the Acquiring Fund or Acquired Fund:

Henry H. Hopkins, Esquire
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Fax Number (410) 345-6575

with a copy to:

Joel H. Goldberg, Esquire
Willkie Farr & Gallagher LLP
1875 K Street, NW
Washington, D.C. 20006
Fax Number (202) 303-2000

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12.Termination.

A.This Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before January 31, 2007.

B.In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers or directors) shall have any liability to the other.

13.Exhibits. All Exhibits shall be considered as part of this Agreement.

14.Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15.Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16.Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.Liability.

A.The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B.The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:T. ROWE PRICE Summit Municipal Funds, INC., on behalf of the T. Rowe Price Summit Municipal Intermediate Fund

__________________By_______________________(SEAL)

Patricia B. LippertMary J. Miller
Title: President

WITNESS:T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

__________________By________________________(SEAL)

Patricia B. LippertHenry H. Hopkins
Title: Vice President

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MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and Mary J. Miller as proxies to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 18, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Mr. Bernard or Ms. Miller may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Mr. Bernard and Ms. Miller to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Special Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________

_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

CONTINUED ON REVERSE SIDE
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(DOWN ARROW)(DOWN ARROW)

Please refer to the Proxy Statement discussion of this proposal.

THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

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Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

FOR	AGAINST	ABSTAIN
1.	To approve or disapprove an Agreement and Plan of Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of the T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. ("Fund"), to T. Rowe Price Summit Municipal Intermediate Fund (the "Summit Municipal Intermediate Fund"), in exchange for shares of the Summit Municipal Intermediate Fund and the distribution of Summit Municipal Intermediate Fund shares to the shareholders of the Fund in liquidation of the Fund.
/ /	/ /	/ /

PLEASE SIGN ON THE REVERSE SIDE

TII-2006-lp